Exhibit 99.1 Investor Presentation Winter 2024 www.drillingtools.com

Forward Looking Statements General: Drilling Tools International Corporation (“DTI”) is making this presentation available in connection with the release of its financial results for the three months ended September 30, 2024. The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission’s (“SEC”) EDGAR system at www.sec.gov and on our website at www.drillingtools.com. Forward-Looking Statements: This presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTI’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward- looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to market its services in a competitive industry; (5) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (16) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI with the SEC. These forward-looking statements are based on DTI management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. DTI cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described and the information presented in DTI’s current annual report on Form 10-K filed March 28, 2024 and in subsequent quarterly and annual reports filed with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. DTI undertakes no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Industry, Market Data and Partnerships: In this presentation, DTI relies on and refers to certain information and statistics regarding the markets and industries in which DTI competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While DTI believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. DTI has not independently verified the accuracy or completeness of the information provided by the third-party sources. This presentation contains descriptions of certain key business partnerships of DTI. These descriptions are based on DTI’s management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this presentation. Use of Projections: This presentation contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this presentation regarding select aspects of DTI’s operations were selected by DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. There can be no assurance that historical trends will continue. Any investment in DTI’s common stock entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment. Non-GAAP Financial Measures: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to: Adjusted EBITDA, Adjusted Free Cash Flow, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income (loss), net cash (used in) provided by operating activities or other measures of profitability, liquidity or performance under GAAP. You should be aware that DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. DTI believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to DTI’s results of operations. DTI believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the tables herein for a reconciliation of these measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non-GAAP measures to comparable GAAP measures are provided in the Appendix. This presentation also includes certain projections of non-GAAP financial measures. Reconciliation of these items to net income include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events. Rounding: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of DTI and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but DTI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this presentation may represent past or present vendors or suppliers of materials and/or products to DTI for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that DTI will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. 1

DTI is a Leading Rental Provider of Mission Critical Drilling Tools

A platform developed and designed to keep up with ever-changing customer needs

~65,000+
DTI manages & maintains a fleet of approximately 65,000 rental tools and drilling equipment

Global
DTI has sales and distribution channels across North America, EMEA and APAC regions

~40 years
DTI's history began in 1984 with the founding of Directional Rentals, an equipment provider to offshore drillers

6 Product Lines
DTI's differentiated product lines include Directional Tool Rentals, Wellbore Optimization Tools, Premium Tools, Deep Casing Tools, PDC Tool Repair and Other Products

Broad Footprint
DTI operates from 16 service and support centers across North America and maintains 11 international service and support centers

Permian
DTI has extensive operations across the prolific Permian Basin

35,840 SF
DTI operates a 35,840 sq. ft. manufacturing & repair facility in Louisiana

$152 Million
DTI's 2023 revenue reflects broad scope and scale









DRILLING TOOLS INTERNATIONAL

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Expansive Offering to Supply Drilling Tools Required in a Typical Horizontal Job Differentiated and extensive inventory of tools to address the wide-ranging needs of oil & gas customers across all regions Represents Key DTI Rental Product Currently Not Supplied by DTI Crossover Subs Spiral Drill Collar Drill Pipe Sleeve Heavy Weight Stabilizer Drill Pipe Bit Sub Non-Magnetic Collar TM RotoSteer Stabilizer TM MWD Mud Motor Bit Drill-N-Ream 3

Significant Industry Tailwinds & Supportive Macro Backdrop A combination of commodity prices, rig count and capital spending creates a highly constructive market backdrop (1) (2) Historical Rig Count Industry Analysis North American Rest of World Drilling Tools Market to Grow from $7.85 2,500 Billion in 2023 to $11.01 Billion by 2029. 2,000 Demand for High-Performance Drilling Tools 1,500 Soars as Oil and Gas Companies Reshaping 1,000 the Market Expansion. 500 - Arizton Advisory and Intelligence 0 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 Mar-24 Sep-24 (3) (4) Historical Feet Drilled E&P Capital Spending ($ Billions) 35 30 25 20 15 10 5 - 1) Baker Hughes 2) Arizton Advisory and Intelligence 4 3) Spears Directional Drilling Market Report – Q3 2024. Only includes number of feet drilled through reservoir rock, excludes vertical part of well 4) Evercore ISI 2024 Global E&P Spending Outlook Millions of Feet Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025

2024 Financial Outlook

Delivering Adjusted Free Cash Flow Throughout The Cycle

DTI continues to execute its M&A strategy with ~5 near-term priority targets identified

- ✓ DTI expects a mostly stable rig count in North America for the rest of 2024, after a 20% decline in 2023
- ✓ FY 2024 guidance includes estimated contributions from Deep Casing Tools, Superior Drilling Products and European Drilling Projects

Key Guidance Summary

($ thousands)	FY 2024 Guidance		
Revenue	$145,000	-	$155,000
Adjusted EBITDA[(1)]	$38,000	-	$43,000
Adjusted Net Income[(1)]	$7,700	-	$9,800
Adjusted Free Cash Flow[(1)(2)]	$18,000	-	$21,000

DRILLING TOOLS INTERNATIONAL

1) Adjusted EBITDA, Adjusted Net Income and Adjusted Free Cash Flow are non-GAAP financial measures. See "Non-GAAP Financial Measures" in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP").
2) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures

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Sustainable Growth – Executing on Plan (1) Revenue Adjusted EBITDA ($ in millions) ($ in millions) $145.0 - $155.0 $51.0 $152.0 $38.0 - $43.0 $41.2 $129.6 (2) (2) 2022 2023 2024E 2022 2023 2024E (1) (1) Adjusted Net Income Adjusted Free Cash Flow ($ in millions) ($ in millions) $18.0 - $21.0 $21.1 $19.2 $16.5 $7.7 - $9.8 $7.3 (2) (2) 2022 2023 2024E 2022 2023 2024E 1) Adjusted EBITDA, Adjusted Net Income and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 6 2) 2024E represents the Company’s outlook as of November 13, 2024 as shown on page 5

Components of Adjusted EBITDA Increased Growth Capital spending in 2023 now supports stronger Adj. Free Cash Flow in 2024+ Commentary Smart Capital Expenditures ($ Millions) (1) Adj. Free Cash Flow can be directly influenced by Growth $7.3 CapEx strategy $16.5 $18.0 – $21.0 $24.1 Growth CapEx $3.6 is company funded and $9.0 - $10.0 increased as a percentage of revenue in $21.1 $19.7 2023 which supports $11.0 - $12.0 stronger 2024+ adj. free cash flow 2022 2023 2024E Maintenance CapEx Growth CapEx Adjusted Free Cash Flow Maintenance CapEx is funded by tool recovery 2022 2023 2024E revenue and is relatively (2) Maintenance CapEx % of Revenue 16% 13% ~7% steady-state as a (2) Growth CapEx % of Revenue 3% 16% ~6% percentage of total (1) revenue Adj. Free Cash Flow % of EBITDA 40% 14% 47%-49% Source: Company financials and management estimates. 2024E represents the Company’s outlook as of November 13, 2024 as shown on page 5 7 1) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 2) Maintenance and Growth percentages for FY 2024 represents the current forecasted split as of November 13, 2024

(1) Peer Adj. Free Cash Flow Margin Comparisons (2) 2023 Actual 2024 Estimates 35% 35% 30% 30% 25% 25% 20% 20% 15% 15% 10% 10% 5% 5% 0% 0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 DTI Peer 1 DTI Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Tool recovery revenue, also known as lost or damaged equipment charges, allows DTI to sustain its fleet, maintain relevant tools and technology, and generate positive adjusted free cash flow throughout industry cycles. Peer group includes BKR, BOOM, OIS, RES, RNGR, WHD, and XPRO 1) Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue 8 2) Uses midpoint of DTI's 2024 guidance and FY24 consensus estimates for peer group

Peer Leading Return on Capital Employed (ROCE) 2023 Actual 30% 25% 20% 15% 10% 5% 0% DTI Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 EV/EBITDA 2.69x 12.75x 2.79x 4.14x 12.34x 4.43x 6.24x 4.83x Multiple ‒ Peer group includes BKR, BOOM, OIS, RES, RNGR, WHD, and XPRO ‒ ROCE is defined as EBIT divided by Capital Employed (Total Assets - Total Current Liabilities) 9 ‒ EV/EBITDA multiples based on the Enterprise Value as of 11/13/2024 and FY 2023 reported EBITDA

About Us 10

A Market Leader in Downhole Tools for the Oil & Gas Industry

A highly competitive suite of differentiated products

Core Product and Service Offering


Directional Tools Rental

61% of 2023 Revenue

- Rental tools used in bottom hole assemblies ("BHA") adjacent to the drill bit
- More than 30 categories of tools


Wellbore Optimization Tools

17% of 2023 Revenue

- Drill-N-Ream™, a proprietary and patented wellbore conditioning tool
- Emerging products in 2024 will include RotoSteer™


Premium Tools

19% of 2023 Revenue

- Offers tubulars for drilling, workover and completion operations
- Complete inventory of necessary handling tools for running workstrings
- Blowout preventers and related pressure control accessories

**Market Leading Tool Rental Share of over 50% within North American land drilling rigs.
A market leader in the deep-water Gulf of Mexico.
Expanding geographic opportunities in International market.**

DRILLING TOOLS INTERNATIONAL

Note: Other Products and Services account for remaining 3% of 2023 Revenue

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Presence Across All Major Basins in North America Expanding footprint in Europe, Middle East, North Africa & Asia Nisku, Alberta 64,000+ Tool Rental Fleet Williston, ND 6 Differentiated Product Lines Charleroi, PA Casper, WY Vernal, UT Global Services Footprint including Bakersfield, CA all Major US Basins Oklahoma City, OK Aberdeen, Scotland Midland & Amsterdam, The Netherlands Carlsbad, NM Odessa, TX Celle, Germany 16 Service and Sibley, LA Support Centers in Houston, TX North America Broussard & Dubai, Mina Abdullah, Kuwait New Iberia, LA UAE Dammam, KSA Abu Dhabi, UAE Muscat, Oman DTI Corporate Headquarters 11 International DTI Service Centers Kuala Lumpur, Service and Support Malaysia Wellbore Optimization Tools Premium Tools Division Centers Stocking Points Inspection and Repair Production Products, Sales & Support Bassendean, W. Australia 1) In addition to the International locations depicted on the map above, DTI also maintains a presence in Brazil, China, Italy, and Nigeria 12

Blue-Chip Customer Base Across E&Ps & OFS Companies ✓ First-call supplier for leading oilfield service providers in North America ✓ DTI has actively expanded its customer base to further diversify its customer mix Select DTI Customers / / 13

Executing Our Strategic Plan & Delivering Improved Results DTI achievements since becoming a public company in June 2023 (1) Reported 2023 growth; 17% y/y Revenue & 24% y/y Adjusted EBITDA growth Acquired Superior Drilling Products, Deep Casing Tools and European Drilling Projects Announced Acquisition of Titan Tools Services Improved liquidity and strengthened the balance sheet by extending the ABL Credit Facility to $80 million from $60 million maturing in March 2029 New term loan of $25 million maturing in March 2029 Revised 2024 Outlook represents meaningful year-over-year Adjusted Free Cash Flow improvement despite market softness and rig count declines (1) Adjusted Free Cash Flow expected to more than double in 2024 (1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the 14 most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).

Why Do Customers Rent Downhole Tools? Complex drilling, completions, and workover programs lead most operators and service providers to focus on core competencies while preferring to rely on third-parties for rental tool support. Operators prefer renting these tools to gain the benefits of: Outsources Logistics, Inspection, Storage & Maintenance Eliminates Equipment Redeployment Risk Immediate Equipment Availability Fill Equipment Supply Gaps Focus Capex On Core Operations Why rent from DTI? Our Rental Offering Provides Customer Efficiency & Value-Additive Solutions 15

Key Operational Differentiators Modern Manufacturing and Repair Facility ✓ Machine and repair equipment ensures product quality, increases product life and improves fleet utilization ✓ Ability to manufacture most of our rental tools enables cost reduction & control of supply chain Raw Materials From DTI Manufacturing & Tools Added and/or Repair Facilities Mill Returned to Fleet Tools Returned from Rental Proprietary COMPASS* Order Management System ✓ COMPASS provides valuable information to DTI for making data-based capital allocation decisions Unique, Proprietary Software Full Catalog of Tools Expedites Order Process and Support System and Equipment Effective Pricing Controls Transaction Data Analyzed for Customized, Automated, Provides Customers Centralized Strategic Fleet Management Accurate Reporting Order Management 16 * Customer Order Management Portal And Support System

Organic Growth Drivers ✓ DTI scale, leveraging global footprint of distribution and sales channel ✓ Expanding scope of tools & services in existing product lines through technological advancements ✓ Further customer penetration, growing rentals due to expanded capabilities, new tools and services ✓ Growing customer base and gaining market share ✓ Favorable trend of longer laterals being drilled TM TM TM Proprietary Examples: RotoSteer / Drill-N-Ream / SafeFloat 17

M&A Growth Strategy: Significant Consolidation Upside

Established framework and robust pipeline to strategically consolidate the oilfield service rental tool industry

Overview of DTI's M&A Framework

Large Fragmented Industry	Large universe of potential targets – primarily smaller, specialized regional companies & individual products
Leverage Existing Customer Relationships	DTI's 325+ MSAs, many of which are with leading service companies and E&P operators, can accelerate growth
Leverage DTI's Large Facility Footprint	Geographic presence in all major markets enables quick deployment of DTI's product / service suite
Commercialize "Good Ideas"	Platform and experienced team can quickly commercialize new technologies that otherwise have a limited path to market
Create Drilling Efficiencies	Strategic emphasis on products that reduce rig days per well and therefore garner high rental rates
Increase Product Sophistication	Continue expanding into higher value, more sophisticated tools (e.g. enhanced extended reach wellbore technologies)
Broaden International Expansion	Continue to strategically review international markets and potential distribution partners

M&A Pipeline


500+
Large Universe of Potential Targets
100+
Current M&A Targets
~25
Active Targets in Pipeline
~5
Near-Term Priority Targets Identified

DRILLING TOOLS INTERNATIONAL
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(1) Strategic Rationale: European Drilling Projects ✓ Enhances Technological Advancement & Global Expansion Efforts ✓ Adds key personnel, industry expertise and customer relationships ® ✓ Adds cutting-edge tools, such as the Fixedblade stabilizer, to DTI’s industry leading technology portfolio (2) Strategic Rationale: Titan Tools Services ✓ Expands Global Reach in Downhole Tool Services ✓ Enhances DTI’s product offerings and technological capabilities ✓ Strengthens DTI’s presence in the North Sea, European and African markets 1) European Drilling Projects merger closed on October 1, 2024 19 2) Titan Tools Services merger announced on October 31, 2024

Strategic Rationale: Superior Drilling Products ✓ Enhances vertical integration of differentiated technology TM ✓ Cost savings on Drill-N-Ream tool ✓ Synergies - eliminates duplicative public company costs ✓ Adds significant precision manufacturing capacity ✓ Enhances horizontal opportunities ✓ Expands DTI’s intellectual property portfolio by over 10 patents ✓ Will own global rights to Drill-N-Ream tool ✓ Accelerate Drill-N-Ream growth opportunities world-wide ✓ Entrance into drill bit re-manufacture and repair business Superior Drilling Products merger closed on August 1, 2024 20

Strategic Rationale: Deep Casing Tools ✓ Adds to DTI’s technology platform ✓ Expands intellectual property portfolio by over 60 patents ✓ Adds strong international customer relationships ✓ ADNOC / ARAMCO / PEMEX / PETROBRAS / PETRONAS ✓ Accretive to DTI’s earnings and Adj. Free Cash Flow profile ✓ Opportunity to expand Deep Casing products into N. America Deep Casing Tools merger closed on March 18, 2024 21

The DTI Leadership Team – Experience Matters! Experienced, talented, and committed management team with history of success 22

DTI’s Differentiated Growth Strategy Creates a Compelling Investment Profile A Market Leader in Downhole Tools for the Oil & Gas Industry Blue Chip Customers Strategic Model Delivering Through-Cycle Outperformance Proven Growth: Organic & M&A in Fragmented Industry Strong Balance Sheet / Low Leverage / Significant Free Cash Flow Experienced and Proven Leadership Team Sustainable Financial Growth Outlook 23

Supplemental Information 24

ESG + Safety Are Integral to Our Success DTI is committed to environmental stewardship ✓ Continuous evaluations and control measures to ensure minimization of waste ✓ Pursuing highest levels of operational proficiency to reduce rework, and use of chemicals and waste Environmental ✓ Actively promoting recycling including extensive rental tool recycling and refurbishment programs & opportunities to redeploy equipment for energy transition markets such as geothermal, carbon capture and storage ✓ Identify and control exposures to limit potential injury and production interruptions or damages Social ✓ Continual contributions to local community events, charities and employee (+Safety) activities DTI’s leadership is focused on deriving long-term value for all stakeholders by: (1) ✓ Executive accountability through the election of an independent board Governance ✓ Strong internal controls 1) A majority of our directors are independent for the purposes of the applicable Nasdaq and Securities and Exchange Commission rules. 25

Overview of Directional Tool Rentals Key Equipment Stabilizers Reduces drill string vibration and torque… Drill Collars Adds weight to the BHA to increase rate of penetration (“ROP”) and reduce vibration… Subs and Other Equipment Variety of subs, crossovers and handling tools used in the drill string 26

Overview of Wellbore Optimization Tools Specialty tools division with focused field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction Products Offered Substantial Improvements in Wellbore Quality ⚫ Patented technology allows the tool to Drill-N- TM maintain a market leading position Ream (“DNR”) ⚫ Numerous benefits to the customer WellBore Conditioning ⚫ Allows operators to extend length of wellbore (1) Tool at a lower cost ⚫ 2023: Commercially launched Emerging ⚫ Improves ROP, reduces torque and drag and Technology eliminates slides TM “RotoSteer ” ⚫ Potential application for hundreds of wells annually 1) DTI distributes the Drill-N-Ream pursuant to a distribution agreement with Superior Drilling Products, Inc., the owner of the relevant patent. 27

Overview of Premium Tools Key Equipment

DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools

Tubulars



- **Drill Pipe** – 2 $^{7}/_{8}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Hevi-Wate Drill Pipe** – 3 $^{1}/_{2}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Drill Collars** – 3 $^{1}/_{8}$ to 9 $^{1}/_{2}$ steel spiral and slick
- **Kellys** – hex or square from 38 to 46 inch
- **Pup Joints** – drill pipe and tubing
- **Tubing** – premium PH-6, CS-8 and API 8Rd with thread from 2 $^{3}/_{8}$ to 4 $^{1}/_{2}$

Handling Tools



- **Stabbing Guides** – for tubing and drill pipe
- **Drifts** – for all pipe sizes (Teflon, steel and aluminum)
- **Rotary Slips** – for tubing, casing, drill pipe and drill collars
- **Safety Clamps** – for pipe and collars
- **Manual Tongs** – K-25 to K-70 hand tongs and HT-200 manual rotary tongs
- **Elevators** – slip grip, bottleneck and bushing types
- **Subs** – TDS, wear, float, X-over, bit, lift and pump-ins

API BOPs and Pressure Control Accessories



- **Blowout Preventers** – 5M, 10M and 15M psi
- **Accumulators** – diesel, electric and air powered
- **Hoses** – high pressure, fire retardant and steel flex
- **Spools** – spacers, adaptors and diverters
- **Double Studded Adaptors**
- **Gate Valves** – manual, hydraulic and air actuated
- **Chokes** – manual adjustable and fixed orifice
- **Manifolds** – skid mounted custom buffers assembled to specification
- **Flanged Accessories** – tees, crosses (flanged and studded)
- **Stud Bolts** – B7M H_2S service
- **Chicksan Iron** – loops, swivel joints and pups

DRILLING TOOLS INTERNATIONAL
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Other Products and Services Products Offered Internal Support Services and Emerging Products ⚫ Independent inspection services equipment of all DTI divisions and select external customers Downhole ⚫ Critical to efficient operations Inspection Solutions ⚫ Services across North America including network of six domestic and one Canadian inspection facilities ⚫ Made-to-order downhole drilling tools ⚫ Completion and production Product Sales Product ⚫ Production desander tool operations Sales ⚫ Williston, ND manufacturing and distribution facility ⚫ Sustaining engineering Technical ⚫ Performance analysis Services ⚫ Product development Group ⚫ Technical support to quality assurance 29

Third Quarter 2024 Income Statement Drilling Tools International Corp. Consolidated Statement of Operations and Comprehensive Income (In thousands of U.S. dollars and rounded) (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Revenue, net: Tool rental $ 2 8,116 $ 29,361 $ 8 6,410 $ 90,639 Product sale 11,977 8,777 28,190 26,206 Total revenue, net 4 0,093 38,138 1 14,600 116,845 Operating costs and expenses: Cost of tool rental revenue 4 ,076 7,337 1 7,558 21,578 Cost of product sale revenue 5,726 1,814 10,779 5,862 Selling, general, and administrative expense 1 9,855 16,552 5 7,415 50,999 Depreciation and amortization expense 6,185 5,303 1 7,232 15,035 Total operating costs and expenses 35,842 3 1,006 102,984 93,474 Income (loss) from operations 4,251 7,132 1 1,616 23,371 Other expense, net: Interest expense, net (1,038) (73) (2,030) (995) Gain (loss) on sale of property 19 — 61 68 Gain (loss) on remeasurement of previosuly held equity interest (361) (535) 368 (148) Other income (expense), net (2,443) (135) (5,241) (6,170) Total other expense, net (3,823) (743) (6,842) (7,245) Income before income tax expense 428 6 ,389 4 ,774 16,126 Income tax (expense)/benefit 439 (2,102) (415) (5,201) Net income $ 867 $ 4,287 $ 4,359 $ 1 0,925 Accumulated dividends on redeemable convertible preferred stock — — — 314 Net income available to common shareholders $ 867 $ 4 ,287 $ 4 ,359 $ 10,611 Basic earnings per share $ 0.03 $ 0.14 $ 0 .14 $ 0 .57 Diluted earnings per share $ 0.03 $ 0 .14 $ 0 .14 $ 0 .46 Basic weighted-average common shares outstanding* 3 3,072,097 2 9,768,568 30,893,602 1 8,608,708 Diluted weighted-average common shares outstanding* 33,547,056 30,043,546 31,404,333 2 3,554,593 Comprehensive income: Net income $ 867 $ 4,287 $ 4 ,359 $ 10,925 Foreign currency translation adjustment, net of tax 1,161 90 753 (117) Net comprehensive income $ 2 ,028 $ 4,377 $ 5 ,112 $ 1 0,808 * Shares of legacy redeemable convertible preferred stock and legacy common stock have been retroactively restated to give effect to the Merger. 30

Third Quarter 2024 Balance Sheet Drilling Tools International Corp. Consolidated Balance Sheets (In thousands of U.S. dollars and rounded) (Unaudited) September 30, December 31, 2024 2023 ASSETS Current assets Cash $ 11,961 $ 6 ,003 Accounts receivable, net 3 3,152 29,929 Related party note receivable, current 1 ,310 — Inventories, net 17,352 5,034 Prepaid expenses and other current assets 4,967 4,553 Investments - equity securities, at fair value — 888 Total current assets 6 8,742 46,408 Property, plant and equipment, net 77,660 6 5,800 Operating lease right-of-use asset 2 3,887 18,786 Intangible assets, net 30,866 216 Goodwill 10,970 — Deferred financing costs, net 903 409 Related party note receivable, noncurrent 3 ,740 — Deposits and other long-term assets 2,076 879 Total assets $ 2 18,844 $ 1 32,498 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities Accounts payable $ 9 ,054 $ 7 ,751 Accrued expenses and other current liabilities 12,337 10,579 Revolving line of credit 21,164 — Current portion of operating lease liabilities 4 ,441 3 ,958 Current maturities of long-term debt 5,000 — Total current liabilities 5 1,996 22,288 Operating lease liabilities, less current portion 1 9,533 14,893 Long-term debt 1 7,917 — Deferred tax liabilities, net 6 ,208 6,627 Total liabilities 9 5,654 43,808 Commitments and contingencies Shareholders' equity Common stock, $0.0001 par value, shares authorized 500,000,000 as of September 30, 2024 and December 31, 2023, 34,704,696 shares issued and outstanding as of September 30, 2024 and 29,768,568 shares issued and outstanding as of December 31, 2023 3 3 Additional paid-in-capital 1 24,896 95,218 Accumulated deficit (2,238) (6,306) Accumulated other comprehensive loss 529 (225) Total shareholders' equity 1 23,190 88,690 Total liabilities and shareholders' equity $ 218,844 $ 1 32,498 31

Third Quarter 2024 Cash Flow Statement Drilling Tools International Corp. Consolidated Statement of Cash Flows (In thousands of U.S. dollars and rounded) (Unaudited) Nine Months Ended September 30, 2024 2023 Cash flows from operating activities: $ 4,359 $ 1 0,925 Net income Adjustments to reconcile net income to net cash from operating activities: 1 7,232 1 5,035 Depreciation and amortization 226 88 Amortization of deferred financing costs 3 ,620 3 ,418 Non-cash lease expense — 22 Provision for excess and obsolete inventory 286 381 Provision for excess and obsolete property and equipment 42 502 Provision for credit losses (1,301) 3,741 Deferred tax expense (72) (68) Gain on sale of property 27 — Loss on asset disposal — 4 Realized loss on interest rate swaps (368) 148 Unrealized gain on equity securities 12 — Realized loss on equity securities (7,348) (13,968) Gross profit from sale of lost-in-hole equipment 1,572 3,986 Stock-based compensation expense Changes in operating assets and liabilities: 2,086 (577) Accounts receivable, net (633) (92) Prepaid expenses and other current assets (2,883) (2,876) Inventories, net (3,416) (3,311) Operating lease liabilities (2,802) (888) Accounts payable (916) 1,014 Accrued expenses and other current liabilities 9,723 1 7,484 Net cash flows from operating activities Cash flows from investing activities: (38,670) — Acquisition of a business, net of cash acquired 1,244 — Proceeds from sale of equity securities 77 126 Proceeds from sale of property, plant and equipment (19,678) (36,776) Purchases of property, plant and equipment 10,895 1 6,623 Proceeds from sale of lost-in-hole equipment (46,132) (20,027) Net cash from investing activities Cash flows from financing activities: — 2 3,162 Proceeds from Merger and PIPE Financing, net of transaction costs (721) (322) Payment of deferred financing costs 30,062 71,646 Proceeds from revolving line of credit (8,898) (89,995) Payments on revolving line of credit 25,000 — Proceeds from Term Loan (2,083) — Repayment of Term Loan — (194) Payments to holders of DTIH redeemable convertible preferred stock in connection with 4 3,360 4 ,297 Net cash from financing activities (993) (117) Effect of Changes in Foreign Exchange Rate 5,958 1,637 Net Change in Cash 6 ,003 2,352 Cash at Beginning of Period $ 1 1,961 $ 3,989 Cash at End of Period Supplemental cash flow information: $ 1 ,488 $ 901 Cash paid for interest $ 256 $ 2,546 Cash paid for income taxes Non-cash investing and financing activities: $ 3,162 $ — Fair value of CTG liabilities assumed in CTG Acquisition $ 6 ,246 $ — Fair value of SDPI liabilities assumed in SDPI Acquisition $ 5 ,737 $ 3,002 ROU assets obtained in exchange for lease liabilities $ 453 $ — Non-cash recovery of note receivable $ 254 $ — Net exercise of stock options $ 36 $ — Shares withheld from exercise of stock options for payment of taxes $ 1 ,592 $ 451 Purchases of inventory included in accounts payable and accrued expenses and other $ — $ 1,733 Purchases of property and equipment included in accounts payable and accrued expenses Non-cash directors and officers insurance $ — $ 1 ,063 $ — $ 2,000 Non-cash Merger financing $ — $ 7 ,193 Exchange of DTIH redeemable convertible preferred stock for DTIC Common Stock in Issuance of DTIC Common Stock to former holders of DTIH redeemable convertible preferred stock in connection with Exchange Agreements $ — $ 10,805 $ — $ 314 Accretion of redeemable convertible preferred stock to redemption value 32

Reconciliation of Third Quarter 2024 Adjusted EBITDA Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three Months Ended September 30, 2024 2023 Net income (loss) $ 867 $ 4,287 Add (deduct): Income tax expense/(benefit) (439) 2,102 Depreciation and amortization 6,185 5,303 Interest expense, net 1 ,038 73 Stock option expense 508 — Management fees 188 295 Loss (gain) on sale property (19) — Loss (gain) on remeasurement of previosuly held equity interest 361 535 Transaction expense 1 ,857 124 Other expense, net 579 10 Adjusted EBITDA $ 1 1,125 $ 1 2,729 33

Reconciliation of Third Quarter 2024 Adjusted Free Cash Flow Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three Months Ended September 30, 2024 2023 Net income (loss) $ 867 $ 4 ,287 Add (deduct): Income tax expense/(benefit) (439) 2,102 Depreciation and amortization 6,185 5,303 Interest expense, net 1,038 73 Stock option expense 508 — Management fees 188 295 Loss (gain) on sale of property (19) — Unrealized (gain) loss on equity securities 361 535 Transaction expense 1,857 124 Other expense, net 579 10 Gross capital expenditures (3,366) (12,159) Adjusted Free Cash Flow $ 7 ,757 $ 570 34

Reconciliation of Third Quarter 2024 Adjusted Net Income Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three Months Ended September 30, 2024 2023 Net income (loss) $ 867 $ 4,287 Transaction expense 1,857 124 Income tax expense/(benefit) (439) 2 ,102 Adjusted Income Before Tax $ 2,285 $ 6,513 Adjusted Income tax expense 2 ,345 (2,143) Adjusted Net Income $ 4,630 $ 4,370 Accumulated dividends on redeemable convertible preferred stock — — Adjusted Net income available to common shareholders $ 4,630 $ 4 ,370 Adjusted Basic earnings per share $ 0.14 $ 0.15 Adjusted Diluted earnings per share $ 0 .14 $ 0 .15 Basic weighted-average common shares outstanding 33,072,097 29,768,568 Diluted weighted-average common shares outstanding 33,547,056 3 0,043,546 35

Reconciliation of 2024 Outlook Drilling Tools International Corp. Reconciliation of Estimated Consolidated Net Income to Adjusted EBITDA (In thousands of U.S. dollars and rounded) (Unaudited) Twelve Months Ended December 31, 2024 Low High Net Income $ 2,500 $ 4 ,500 Add (deduct) Interest expense, net 2,500 2,800 Income tax expense 200 800 Depreciation and amortization 24,000 25,000 Management fees 700 750 Other expense 300 550 Stock option expense 2,200 2,300 Transaction expense 5,600 6,300 Adjusted EBITDA $ 38,000 $ 43,000 Revenue 145,000 155,000 Adjusted EBITDA Margin 26% 28% 36

Reconciliation of 2024 Outlook Drilling Tools International Corp. Reconciliation of Estimated Consolidated Net Income to Adjusted Free Cash Flow (In thousands of U.S. dollars and rounded) (Unaudited) Twelve Months Ended December 31, 2024 Low High Net Income $ 2 ,500 $ 4,500 Add (deduct) Interest expense, net 2,500 2,800 Income tax expense 200 800 Depreciation and amortization 24,000 2 5,000 Management fees 700 750 Other expense 300 550 Stock option expense 2,200 2,300 Transaction expense 5,600 6,300 Gross capital expenditures (20,000) (22,000) Adjusted Free Cash Flow $ 18,000 $ 21,000 Adjusted Free Cash Flow Margin 12% 14% 37

Reconciliation of 2024 Outlook Drilling Tools International Corp. Reconciliation of Estimated Consolidated Net Income to Adjusted Net Income (In thousands of U.S. dollars and rounded) (Unaudited) Twelve Months Ended December 31, 2024 Low High Net income (loss) $ 2,500 $ 4,500 Transaction expense $ 5 ,600 $ 6 ,300 Income tax expense 200 800 Adjusted Income Before Tax $ 8,300 $ 11,600 600 1,800 Adjusted Income tax expense Adjusted Net Income $ 7 ,700 $ 9 ,800 38